LEASE AGREEMENT

                                 BETWEEN

                                   AND

                           AND SEVERALLY LIABLE

                             TABLE OF CONTENTS
                             -----------------

PARAGRAPH       SUBJECT                                             PAGE
---------       -------                                             ----
   1            BASIC LEASE PROVISION ............................    1
   2            PREMISES..........................................    3
   3            USE AND STORE NAME ...............................    3
   4            MINIMUM RENT; COMMENCEMENT DATE; COST OF
                  LIVING INCREASES................................    3
   5            TERM..............................................    5
   6            SECURITY DEPOSIT..................................    5
   7            ADDITIONAL CHARGES................................    5
                A.   PERCENTAGE RENT..............................    5
                B.   ADJUSTMENTS..................................    7
   8            USES PROHIBITED...................................   11
   9            COMPLIANCE WITH LAW...............................   11
   10           ALTERATIONS AND ADDITIONS.........................   11
   11           REPAIRS AND MAINTENANCE...........................   12
   12           LIENS.............................................   13
   13           ASSIGNMENTS AND SUBLETTING........................   14
   14           INDEMNITY AND INSURANCE...........................   16
   15           UTILITIES.........................................   19
   16           PERSONAL PROPERTY TAXES...........................   19
   17           RULES AND REGULATIONS.............................   19
   18           HOLDING OVER......................................   19
   19           ENTRY OF LANDLORD.................................   19
   20           TENANT'S DEFAULT..................................   20
   21           REMEDIES IN DEFAULT...............................   21
   22           DEFAULT BY LANDLORD...............................   22
   23           RECONSTRUCTION....................................   22
   24           EMINENT DOMAIN....................................   23
   25           PARKING AND COMMON AREA...........................   24
   26           SIGNS.............................................   25
   27           AUCTIONS..........................................   25
   28           DISPLAYS; APPEARANCE OF PREMISES..................   26
   29           USE AND OPERATIONS................................   26
   30           PROMOTIONAL FUND..................................   27
   31           GENERAL PROVISIONS................................   27
   32           INTEREST INCREASES PASS-THROUGH...................   31
   33           BROKERS...........................................   31


EXHIBITS
--------

Exhibit A   - Site Plan
Exhibit A-1 - Legal Description
Exhibit B   - Description of Landlord and Tenant Work
Exhibit C   - Sign Criteria



                                    LEASE AGREEMENT
                                    ---------------

    Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises hereinafter described, on the terms and conditions as set forth in this Lease Agreement, hereinafter called "this Lease".

    1.  BASIC LEASE PROVISIONS
        ----------------------
        The words and figures as set forth in paragraphs 1A through 35 and Exhibits A through C, both inclusive, are part of this Lease wherever appropriate reference is made thereto, unless they are expressly modified elsewhere in this Lease.

    A.  Date of Execution:  As of January 25, 1996.
    B.  Landlord:  Aghajan Khoubian Family Trust
    C.  Tenant:    Supermail International, Inc.
    D.  Guarantor:      None
    E.  Tenant's Store Name:  Supermail International
                              Check Cashing and Money Transfer
    F. Shopping Center: The property particularly described in Exhibit A-1 depicted on the Site Plan marked Exhibit A, located at:
        County: Los Angeles
        State:  California
        Address or nearest streets:  Pacific and Florence
    G. Premises: The area shown by hatchmarks in Exhibit A containing the following approximate measurements:
        Frontage:  35'6"                feet
        Depth:     45"                  feet
        Gross Floor Area: 1,600         feet
    H.  Purpose:  The premises will be used for "Check Cashing, Money
                  Transfer, Money Orders, and Long Distance Telephone
                  Services"
    H.1.Exclusive:
                  The premises will not be used for Travel Agency and Insurance.
    I. Commencement Date: The date which is the date that this lease Sign days after the "Turn-Over Date" (As defined in Paragraph 4.B of this Lease).
    J. Term: Five years, commencing on the first day of the first full calendar month following the Commencement Date, plus the period from the Commencement Date to the first day of the first full calendar month following the Commencment Date, unless the Commencement Date occurs on the first day of a calendar month, in which event said ---- year period shall commence on the Commencement Date. Tenant shall have the right to extend the Term of the Lease for three term of five years subject to and in accordance with the terms and provisions of Paragraph 34 to the Rider annexed to this Lease.

    K.  Minimum Rent:
        2/1/96 - 1/31/97    Year 1:                  $5,000    per month
        2/1/97 - 1/31/98    Year 2:                  $5,250    per month
        2/1/98 - 1/31/99    Year 3:                  $5,512.50 per month
        2/1/99 - 1/31/00    Year 4:                  $5,788.12 per month
        2/1/00 - 1/31/01    Year 5:                  $6,077.53 per month

Options periods will be negotiated at market rate for year 6, and then the minimum monthly rent will be increased 5% annualy for seventh year and after.

    L.  Initial Monthly Adjustments: $656 per month
    M.  Initial Promotional fund Dues: None
    N.  Prepaid Rent: $5,000 for the First month of the term of this lease.
    O.  Security Deposit:  $10,000
    P.  Percentage Rent Rate:  5%
    Q.  Landlord's Address and Phone Number for Notices:
        Aghajan Khoubian Family Trust
        8323 Reseda Blvd. Suite #207
        Northridge, CA  91324
        Tel: (818) 773-8778, Fax nr. (818) 773-8775
    R.  Tenant's Address and Phone Number For Notices:
        Supermail International Inc.
        2201 Park Towne Circle, Suite #200
        Sacramento, Ca  95825
        Tel: (916) 483-1131 Fax: (916) 487-7788
    S.  Additional Basic Lease Provision:
        S.1. Tenant shall have the option to extend the term of this lease for three additional five years periods, which will be negotiated three month before expiration of the lease with a written request from Tenant to Landlord
        S.2.  The rent from Jan 25, 1996 till Feb 29, 1996 shall be free
        S.3. The Premises is Leasing "As Is, Where Is" and tenant is responsible for any improvement, License and City or County Approval, landlord has no obligation for this.
        S.4. Tenant is Aware that there is a Check cashing business in the Center and accept this. Landlord will not lease for the: Check cashing, Money Transfer and Order and Long-Distance Telephone, but Landlord has the Right to put payphone in the center.

        Note: The remaining part of this lease was not available at the time of preparing this report.